SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Emerging Markets Local Bond Fund

At a telephonic meeting held on June 15, 2015, the Board of Trustees of Wells Fargo Funds Trust (the “Board”) unanimously approved the liquidation of the Fund.

The Fund is closed to new direct investors and additional investments from existing shareholders effective at the close of business on June 19, 2015. Existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation date.

The liquidation of the Fund is expected to occur after close of business on or about July 17, 2015. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

Following the liquidation of the Fund, all references to the Fund are removed.

June 16, 2015                                                                                                              IFAM075/P1003DS